EXHIBIT 10.6

                               TERM LOAN AGREEMENT

Party A (hereinafter referred to as the "Lender"):Tianjin Tianshi Biological Development Co.,Ltd.

Party B (hereinafter referred to as the "Borrower"):Tianjin Tianshi Biological Engineering Co.,Ltd.

The lender and the Borrower have reached and signed a loan agreement which should be observed by both parties.

     1.   The Lender agrees to make a loan of RMB 200 million
          ((Yen)200,000,000.00) to the Borrower.

     2. The term of the loan agreement is from January 1, 2006 to March 31, 2006.

     3.   The loan is for short-term loan and non-interest bearing.

     4. The Borrower guarantees to repay the loan by March 31, 2006, and terms of the loan agreement shall not be breached.

     5.   The Lender can call the loan back whenever it is necessary.

     6. Upon the approval by the lender the Borrower can pay off the loan before March 31, 2006.


The Lender:                                The Borrower:
Tianjin Tianshi Biological Development     Tianjin Tianshi Biological Engneering
Co.,Ltd                                    Co.,Ltd


By     /s/ Jinyuan Li                      By     /s/ Baolan Li
       -------------------------------            ------------------------------
Title: General Manager                     Title: General Manager
       -------------------------------            ------------------------------

January 1, 2006                            January 1, 2006